SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant (		)
Check the appropriate box:
(X)	Preliminary Proxy Statement	( ) Confidential, for Use of the Commission Only (as permitted
( )	Definitive Proxy Statement	by Rule 14a-6(e)(2))

() Definitive Additional Materials

() Soliciting Material Under Rule 14a-12

VOYA PRIME RATE TRUST

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

( ) Fee paid previously with preliminary materials:

() Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
[Date]
Dear Shareholder:
On behalf of the Board of Trustees, we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Prime Rate Trust (the “Fund”). The Annual Meeting is scheduled for [ ], local time, on [ ], at [ ].
At the Annual Meeting, shareholders of the Fund will be asked to elect eight nominees to the Board, each of whom is a current Trustee of the Fund (the “Board's Nominees”). If properly presented at the Annual Meeting, shareholders will also be asked to vote on a proposal submitted by a fund managed by Saba Capital Management, L.P., a New York-based activist adviser (the “Saba Hedge Fund”). The Saba Hedge Fund’s proposal requests that the Board consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value (the “Saba Hedge Fund Proposal”).
Formal notice of the Annual Meeting appears [on the next page], followed by the proxy statement (the “Proxy Statement”). The proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully.
After careful consideration, the Board recommends you vote “FOR” the Board’s Nominees and “AGAINST” the Saba Hedge Fund Proposal by voting the enclosed WHITE Proxy Ballot and returning it to us or by using the other voting options discussed in the Proxy Statement.
THIS MEETING IS IMPORTANT. THE SABA HEDGE FUND HAS NOTIFIED THE FUND OF ITS INTENTION TO NOMINATE INDIVIDUALS FOR ELECTION AS TRUSTEES AT THE ANNUAL MEETING (THE “SABA HEDGE FUND NOMINEES”). IF ELECTED, THOSE INDIVIDUALS WOULD REPLACE THE ENTIRE EXISTING BOARD. THE BOARD DOES NOT ENDORSE THE SABA HEDGE FUND NOMINEES.
You may receive solicitation materials from the Saba Hedge Fund, including proxy statements and proxy ballots. We are not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Saba Hedge Fund or any other statements the Saba Hedge Fund or its representatives may make. The Board unanimously recommends that you vote “AGAINST” the Saba Hedge Fund Nominees by voting “FOR” the election of each of the Board’s Nominees using the enclosed WHITE Proxy Ballot or by following the instructions to submit a proxy ballot for your shares over the internet or by telephone or by voting at the Annual Meeting.

Please do not send back any Proxy Ballot of a color other than white, even to withhold votes on the Saba Hedge Fund Nominees. Voting to “withhold” with respect to a Saba Hedge Fund Nominee on Saba Hedge Fund’s Proxy Ballot is not the same as voting “FOR” the Board’s Nominees and doing so may cancel your prior vote for the Board’s Nominees. If you have already returned the Saba Hedge Fund’s Proxy Ballot (which will be of a color other than white), you can still support your Board and the Fund by using the enclosed WHITE Proxy Ballot. Only your latest dated Proxy Ballot will count.
Having your shares represented and voted at the Annual Meeting is extremely important. Whether or not you plan to attend the Annual Meeting, and in order to facilitate timely receipt of your vote given the potential impact of COVID-19, please vote as soon as possible. You are urged to date, sign and return the WHITE Proxy Ballot in the envelope provided to you, or to vote by internet or by telephone as described in this Proxy Statement, even if you plan to attend the Annual Meeting, so that your shares can be voted regardless of whether you attend the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting; if you should be present at the Annual Meeting and desire to vote, you may withdraw your proxy at such time. Only the latest validly executed Proxy Ballot that you timely submit will be counted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
If you have any questions or need assistance voting your shares, please contact Georgeson LLC, the Fund’s proxy solicitor at 1-877-278-4775.
Sincerely,
Dina Santoro
President

(This page intentionally left blank.)

Notice of Annual Meeting of Shareholders
of
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Scheduled for [ ]
To the Shareholders:
NOTICE IS HEREBY GIVEN that an annual meeting of shareholders (the “Annual Meeting”) of Voya Prime Rate Trust (the “Fund”) is scheduled for [ ], local time on [ ] at [ ].
At the Annual Meeting, shareholders of the Fund will be asked:
1.	To elect eight nominees, each of which is a current Trustee of the Fund (the “Board’s Nominees”) to the Board of Trustees (the “Board”) of the Fund; and
Proposal submitted by Saba Capital CEF Opportunities 1, Ltd. (the “Saba Hedge Fund”)
2.	If properly presented at the Annual Meeting, to vote on the Saba Hedge Fund’s precatory proposal relating to a tender offer.
Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the proposals to be placed before the Annual Meeting. This Proxy Statement and form of Proxy Ballot were first sent or given to shareholders on or about [ ], 2020.
After careful consideration, the Board recommends that you vote “FOR” the election of the Board’s Nominees and “AGAINST” the Saba Hedge Fund Proposal.
THIS MEETING IS IMPORTANT. THE SABA HEDGE FUND HAS NOTIFIED THE FUND OF ITS INTENTION TO NOMINATE INDIVIDUALS FOR ELECTION AS TRUSTEES AT THE ANNUAL MEETING (THE “SABA HEDGE FUND NOMINEES”). IF ELECTED, THOSE INDIVIDUALS WOULD REPLACE THE ENTIRE EXISTING BOARD. THE BOARD DOES NOT ENDORSE THE SABA HEDGE FUND NOMINEES.
Please do not send back any Proxy Ballot of a color other than white, even to withhold votes on the Saba Hedge Fund Nominees. Voting to “withhold” with respect to a Saba Hedge Fund Nominee on Saba Hedge Fund’s Proxy Ballot is not the same as voting “FOR” the Board’s Nominees and doing so may cancel your prior vote for the Board’s Nominees. If you have already returned the Saba Hedge Fund’s Proxy Ballot (which will be of a color other than white), you can still support your Board and the Fund by using the enclosed WHITE Proxy Ballot. Only your latest dated Proxy Ballot will count.

Shareholders of record as of the close of business on [ ], are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.
Having your shares represented and voted at the Annual Meeting is extremely important. Whether or not you plan to attend the Annual Meeting, and in order to facilitate timely receipt of your vote given the potential impact of COVID-19, please vote as soon as possible. You are urged to date, sign and return the WHITE Proxy Ballot in the envelope provided to you, or to vote by internet or by telephone as described in this Proxy Statement, even if you plan to attend the Annual Meeting, so that your shares can be voted regardless of whether you attend the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting; if you should be present at the Annual Meeting and desire to vote, you may withdraw your proxy at such time. Only the latest validly executed Proxy Ballot that you timely submit will be counted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
If you have any questions or need assistance voting your shares, please contact Georgeson LLC, the Fund’s proxy solicitor, at 1-877-278-4775.
By Order of the Board of Trustees
Huey P. Falgout, Jr.
Secretary
[Date]
*****
When you sign the WHITE Proxy Ballot, please sign exactly as your name(s) appear(s) on the WHITE Proxy Ballot, and date the WHITE Proxy Ballot. When shares are held jointly, each shareholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give your full title under your signature.
*****
NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON ANNUAL MEETING
As part of our effort to maintain a safe and heathy environment at the Annual Meeting, Voya Prime Rate Trust and the Board of Trustees are actively monitoring the health, transportation and other logistical issues raised by the spread of coronavirus disease 2019 (“COVID-19”) and its potential impact on our Annual Meeting. IN LIGHT OF THE POTENTIAL DISRUPTIONS, YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY BALLOT IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED IN THIS PROXY

STATEMENT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON.
As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit shareholders to attend our meeting in person.

(This page intentionally left blank.)

PROXY STATEMENT
[Date]
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

Annual Meeting of Shareholders
Scheduled for [ ]

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on [ ]
This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxy-direct.com/voy-31357

Introduction
Why did you send me this booklet?
This booklet includes a proxy statement (“Proxy Statement”) and a WHITE Proxy Ballot (the “WHITE Proxy Ballot”) for the Fund. This booklet is furnished in connection with the solicitation by the Board of Trustees of the Fund of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held at [ ], on [ ] at [ ], local time, and at any adjournments or postponements thereof, and it provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.
What proposals will be considered at the Annual Meeting?
At the annual meeting of shareholders (the “Annual Meeting”), shareholders of the Fund are being asked to consider and vote upon the following matters:
1.	To elect eight individuals, Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler, Dina Santoro, and Christopher P. Sullivan, as Trustees of the Fund, each to serve until his or her death, resignation or removal or until his or her successor is duly elected and qualified; and
Proposal submitted by Saba Capital CEF Opportunities 1, Ltd. (the “Saba Hedge Fund”)
2.	If properly presented at the Annual Meeting, to vote on the Saba Hedge Fund’s precatory proposal relating to a tender offer.
The Saba Hedge Fund and multiple other funds and/or accounts managed by Saba Capital Management, L.P., a New York-based activist adviser (collectively, “Saba”) are shareholders of the Fund and are reported to beneficially own approximately [ ]% of the Fund’s shares as of [ ].
Who is eligible to vote?
Shareholders of record holding an investment in shares of the Fund as of the close of business on [ ] (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.
How do I vote?
You may vote in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the enclosed WHITE Proxy Ballot. You will be required to provide your control number located on the WHITE Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed WHITE Proxy Ballot. You will be required to provide your control number located on the WHITE Proxy Ballot.
•	By Mail. Mark the enclosed WHITE Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the WHITE Proxy Ballot.
•	At the Annual Meeting. You can vote your shares at the Annual Meeting. If you expect to attend the Annual Meeting, please call Shareholder Services toll-free at 1-800-992-0180.
To be certain your vote will be counted, a properly executed WHITE Proxy Ballot must be received no later than 5:00 p.m., local time, on [ ].
Shares represented by properly executed WHITE Proxy Ballots received by the Fund and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given in the WHITE Proxy Ballot, properly executed WHITE Proxy Ballots will be voted “FOR” the election of the Board's Nominees for Trustee, and “AGAINST” the Saba Hedge Fund Proposal.
If you hold your shares in street name, you will receive instructions from your broker, bank or other holder of record that you must follow in order to have your shares voted. To vote pursuant to the recommendation of the Board, you must follow the instructions on your WHITE voting instruction form sent to you by your broker, bank or other holder of record.
Having your shares represented and voted at the Annual Meeting is extremely important. Whether or not you plan to attend the Annual Meeting, and in order to facilitate timely receipt of your vote given the potential impact of COVID-19, please vote as soon as possible. You are urged to date, sign and return the WHITE Proxy Ballot in the envelope provided to you, or to vote by internet or by telephone as described in this Proxy Statement, even if you plan to attend the Annual Meeting, so that your shares can be voted regardless of whether you attend the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting; if you should be present at the Annual Meeting and desire to vote, you may withdraw your proxy at such time. Only the latest validly executed Proxy Ballot that you timely submit will be counted. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
When and where will the Annual Meeting be held?
The Annual Meeting is scheduled to be held at [ ], on [ ], at [ ], local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will be held at a location determined by the chairperson presiding over the Annual Meeting. If you expect to attend the Annual Meeting, please call Shareholder Services toll-free at 1-800-992-0180.

How can I obtain more information about the Fund?
Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at www.individuals.voya.com/literature or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Who are the service providers to the Fund?
Voya Investments, LLC (“Voya Investments” or “Adviser”) serves as the investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for the Fund.
Additional information about these service providers may be found below.
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc., whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2019, Voya Investments managed approximately $90.1 billion in assets.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM provides the day-to-day management of the Fund. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of December 31, 2019, Voya IM managed approximately $120.5 billion in assets.
Voya Investments Distributor, LLC

The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

Proposal One – Election of the Board’s Nominees
What is Proposal One?
The Board of Trustees for the Fund has nominated eight individuals, each of whom is a current Trustee of the Fund, for election as Trustees of the Fund. Shareholders are being asked to elect each nominee as a Trustee, each to serve until his or her death, resignation, or removal or until his or her successor is duly elected and qualified.
The Board’s Nominees are Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler, Dina Santoro, and Christopher P. Sullivan. Each nominee, with the exception of Ms. Santoro, is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Ms. Santoro is considered an interested person of the Fund, as defined in the 1940 Act. Each nominee is currently a Trustee of the Fund and has consented to serve as a Trustee and to being named in this Proxy Statement.
Please read the section entitled “Further Information about the Trustees and Officers” before voting.
Who are the Board’s Nominees and what are their qualifications?
The Board’s Nominees are the current Trustees of the Fund. As part of the selection process, the Board considered that each nominee also serves on the Boards of Directors/Trustees for seven other closed-end funds and a family of open-end funds, all part of the Voya family of funds complex, and has substantial experience protecting fund shareholders’ interests. As part of their service on the closed-end funds’ boards, the nominees regularly evaluate issues unique to closed-end funds, including the discount at which closed-end funds’ shares may trade relative to their net asset value per share. The nominees have taken various actions designed to enhance shareholder value and/or increase the funds’ competitiveness in the secondary market, which may narrow the discount between a fund’s market price and its net asset value per share.
The Board believes that the nominees are collectively well suited for service on the Board due to, among other things, their (1) significant familiarity and knowledge regarding the Fund and its portfolio managers, investment strategies, leverage arrangements, and key affiliated and unaffiliated service providers, thereby supporting the continuity and stability of the Fund’s operations and its ability to meet its investment objective through investments in senior loans; (2) well-established processes and working relationships as a group of Trustees and with the Fund’s service providers as described in the “Further Information about the Trustees and Officers” section herein; and (3) continued synergies and cost efficiencies that exist from overseeing the entire Voya family of funds complex. The Board further believes that the election of the nominees will promote the continuity of the Fund’s oversight and governance structure, which they deem especially important during the current volatile and uncertain markets. In addition, the Board believes the nominees are further qualified for service on the Board due to their extensive knowledge of the financial services sector, their collective skill sets which include areas of specific expertise relevant to the Fund, and, their substantial experience in serving as directors or trustees, officers, or advisers of public companies and business organizations, including, for many of the nominees, other registered investment companies.
The Board believes the nominees have the skills, qualifications, requisite expertise and diversity of background necessary to oversee investment companies and act in the best interests of ALL shareholders. Set forth below is pertinent information about each nominee.
Independent Trustees
Colleen D. Baldwin has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Fund’s Board of Trustees since January 1, 2020 and, prior to that, as the Chairperson of one of the Board’s investment review committees from 2014 through 2019. Prior to that, she served as the Chairperson of the Fund’s Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin is currently an Independent Board Director of Dentaquest and is currently the Chairperson of its Audit Committee and a member of its Mergers & Acquisitions and Finance/Investment Review Committees. Ms. Baldwin is also an Advisory Board member of RSR Partners, Inc. since 2016 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Fund’s Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Fund’s Board of Trustees from 2014 through 2019. Prior to that, he served as the Chairperson of one of the Board’s investment review committees from 2006 through 2014. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive

Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Fund’s Investment Review Committee E since January 1, 2020 and, prior to that, as the Chairperson of the Fund’s Joint IRC from 2018 through 2019. Prior to that, she served as the Chairperson of the Fund’s Investment Review Committee F from 2014 through 2018. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Martin J. Gavin has been a Trustee of the Fund since August 1, 2015. He also has served as the Chairperson of the Fund’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Fund from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of the Fund since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Fund’s Nominating and Governance Committee since January 1, 2018 and, prior to that, as the Chairperson of one of the Board’s investment review committees from 2014 through 2017. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Fund’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Christopher P. Sullivan has been a Trustee of the Fund since October 1, 2015. He also has served as the Chairperson of one of the Board’s investment review committees since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and, prior to that, as Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Interested Trustee
Dina Santoro has been a Trustee of the Fund and a board member of other investment companies in the Voya family of funds since 2018. She also is President and Director of Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (2018 to Present) and Senior Managing Director, Head of Product and Marketing Strategy for Voya Investment Management (2017 – Present). Ms. Santoro previously served as Managing Director and Global Head of Product Strategy and Distribution for Quantitative Management Associates, LLC (2004-2017) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Ms. Santoro with extensive investment management, distribution and oversight experience.
For additional information on the Board’s Nominees, please see Appendix A.
None of the Board’s Nominees are a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor do any of the Board’s Nominees have an interest materially adverse to the Fund.
If any or all of the Board’s Nominees become unavailable to serve as Trustee due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s charter documents.
How long will the Trustees serve on the Board?
If elected, each nominee would serve as a Trustee until the next meeting of shareholders called for the purpose of electing Trustees and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or removal. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for the purposes of appointing a successor to the retiring Independent Trustee or otherwise complying with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
What is the required vote to elect the Trustees?
Shareholders of the Fund will vote collectively as a single class on the election of each nominee. There is no cumulative voting for the election of Trustees. The election of each nominee must be approved by 60% of the outstanding shares entitled to vote. Shareholders who vote for the Board’s Nominees on the WHITE Proxy Ballot will vote for each nominee. Those shareholders who wish to withhold their vote on any specific nominees may do so on the WHITE Proxy Ballot. Shareholders do not have appraisal rights in connection with the election of nominees.
The Saba Hedge Fund has notified the Fund of its intention to nominate individuals for election as Trustees at the Annual Meeting in opposition to the Board’s Nominees. The Board unanimously recommends that you vote “FOR” the election of each of the Board’s Nominees using the enclosed WHITE Proxy Ballot or by following the instructions to submit a Proxy Ballot for your shares over the Internet or by telephone or by voting at the Annual Meeting.
Please do not send back any Proxy Ballot of a color other than white, even to withhold votes on the Saba Hedge Fund Nominees. Voting to “withhold” with respect to a Saba Hedge Fund Nominee on Saba Hedge Fund’s Proxy Ballot is not the same as voting “FOR” the Board’s Nominees and doing so may cancel your prior vote for the Board’s Nominees. If you have already returned the Saba Hedge Fund’s Proxy Ballot (which will be of a color other than white), you can still support your Board and the Fund by using the enclosed WHITE Proxy Ballot. Only your latest dated Proxy Ballot will count.
Appendix H sets forth information relating to the Trustees, each of whom is a nominee for Trustee at the Annual Meeting, and certain other individuals who, under SEC rules, are considered “participants” in the solicitation of proxies from the Fund’s shareholders.
What is the Board’s recommendation?
The Board has unanimously approved the nomination of each of the Nominees, and is recommending that the shareholders of the Fund vote “FOR” each of the Nominees using the WHITE Proxy Ballot.
The persons named as proxies intend to vote the proxies “FOR” the election of each of the Board’s nominees unless you indicate on the WHITE Proxy Ballot a vote to “withhold” your vote with respect to any of the Nominees.

Proposal Two – The Saba Hedge Fund Proposal
What is the Saba Hedge Fund Proposal?
The Saba Hedge Fund has advised the Fund that it intends to present the Saba Hedge Fund Proposal at the Annual Meeting. As described more fully below, the Board is recommending that you vote “AGAINST” the Saba Hedge Fund Proposal.
None of the Fund, its Board, its investment adviser or its sub-adviser is responsible for the content of the Saba Hedge Fund Proposal or the supporting statement. The Fund will provide (to the Fund’s knowledge) the name and address of, and the number of shares of the Fund held by, the proponent of the Saba Hedge Fund Proposal upon written request sent to the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, or by calling the Fund at 1-800-992-0180.
The Saba Hedge Fund Proposal and its supporting statement, as submitted to the Fund by the Saba Hedge Fund, are as follows:
The Saba Hedge Fund’s Proposal
“BE IT RESOLVED, that the shareholders of Voya Prime Rate Trust (the “Fund”), requests that the Board of Directors (the “Board”) consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value (“NAV”).”
The Saba Hedge Fund’s Supporting Statement
According to the Fund’s Annual Report, filed on May 8, 2019, when compared to the other funds in its Morningstar category, the Fund ranked in the fifth (lowest) quintile of its benchmark for the one-year, three-year and five-year periods; the Fund ranked in the fourth (second to lowest) quintile of its benchmark for the 10-year period.
When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. We believe that the Fund’s excessive discount level indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to shareholder value. We also believe the Board has done little to address the Fund's poor performance and that shareholders should have the opportunity to realize a price for their shares of common stock close to NAV. Toward that end, Saba believes the Board should consider authorizing a self-tender offer for 40% of the shares outstanding at or close to NAV.
The Fund and Board are likely to come up with a litany of arguments against this proposal but the simple fact of the matter is that the Board has not been able to effectively manage the Fund’s discount. For these reasons, we recommend voting “FOR” this proposal.

Does the Board have a recommendation regarding the Saba Hedge Fund Proposal?
The Board has reviewed and considered carefully the likely impact of the Saba Hedge Fund Proposal if implemented. After thoughtful consideration, the Board has unanimously determined that the tender offer described in the Saba Hedge Fund Proposal would not be in the best interests of the Fund or its shareholders. Accordingly, the Board unanimously recommends that you return the WHITE proxy card and vote “AGAINST” Proposal Two.
The Board’s Statement in Opposition to the Saba Hedge Fund Proposal
The Board’s recommendation is based on a number of important considerations, including those summarized below:
•	The Fund continues to meet its goal of providing shareholders with as high a level of current income as is consistent with the preservation of capital while investing in a portfolio of senior loans. The Fund has paid a dividend every month since its inception in May 1988, and, for the last decade, over 99% of the Fund’s distributions have been paid from a combination of income and capital gains earned by the Fund.
•	The Fund is designed for long-term shareholders seeking current income from senior loans, not for hedge funds seeking short-term profits by influencing the price of the Fund’s shares. The Fund’s shares trade on the New York Stock Exchange and shareholders like the Saba Hedge Fund that do not desire to invest in the Fund for its intended purpose are able to sell their shares freely without the necessity of a tender offer.
•	The Fund is managed to outperform in periods of increased risk. For example, in the last three major market drawdowns (Q4 2018, Energy Crisis 2016, Financial Crisis 2008), the Fund’s performance has ranked in the top third of its Morningstar category peers.
•	Tender offers have not historically resulted in long-term reductions in market-price discounts and can result in lasting loss of value for long-term shareholders. In fact, notably absent from the Saba Hedge Fund’s statement is any data or rationale demonstrating how a large tender offer at or near net asset value would improve the Fund’s long-term investment performance or reduce the discount between the market price of the Fund’s shares and the shares’ net asset value over the long term.
•	The tender offer would benefit the Saba Hedge Fund, the other accounts managed by Saba and other tendering shareholders at the risk of harming remaining shareholders, including the Fund’s long-term shareholders. The Saba Hedge Fund’s proposal does not discuss or acknowledge any of the direct or indirect negative consequences of its tender offer proposal on non-tendering shareholders or on the Fund’s continuing operations.
•	It is critical that the Board and the Adviser retain the flexibility to design a strategy or combination of strategies to improve shareholder value, in the best interests of the Fund and all shareholders, not just a subset of the Fund’s shareholders.

Seven of the eight members of the Board are “independent” Trustees, meaning among other things that they have no financial interest in the Adviser or its affiliates. The Saba Hedge Fund has notified the Fund that it also intends to nominate a slate of individuals for election as trustees of the Fund at the annual meeting. If elected, those individuals would replace the entire existing Board. The entire slate proposed by the Saba Hedge Fund would be made up of nominees chosen by Saba who might be subject to its influence.
The Board continues to consider a range of options to enhance value for shareholders, including potentially to reduce the discount from net asset value at which the Fund’s shares may trade. It is important that any action taken be intended to benefit all shareholders under a variety of market conditions and to minimize any disruptive effect on the Fund and its operations. These goals are especially important in light of the current market turmoil, which has affected greatly the prices and liquidity of senior loans, including the types of loans in which the Fund invests.
*****
The Board and the Adviser believe that conducting a self-tender offer for 40% of the Fund’s outstanding shares at or close to net asset value, particularly in the current market, is not in the best interests of shareholders, including for the reasons described below:
A tender offer would result in unequal treatment among the Fund’s shareholders that is exacerbated during periods of market turmoil. The Saba Hedge Fund’s proposal does not discuss or acknowledge any of the direct or indirect risks of conducting a large tender offer at or near net asset value, of which there are many. Any undertaking to conduct a large tender offer at or close to net asset value could benefit the Saba Hedge Fund and other tendering shareholders, but would pose an unacceptable risk to shareholders who desire to remain in the Fund. For example, in order to raise the cash to pay tendering shareholders, the Fund would have to sell portfolio investments. Consistent with its stated investment objective and strategies, the Fund is leveraged, and the reduction in the Fund’s size due to the tender offer would similarly result in a reduction in the amount of the Fund’s leverage. Thus, the Fund would have to sell not only enough investments to pay tendering shareholders, but also investments previously acquired with the amount of leverage the Fund would need to pay back due to its smaller size. The Fund invests almost exclusively in senior loans traded in private markets. A forced sale of that number of loans could very well result in the Fund selling its loans in a “fire sale” scenario that would drive down the value it is able to realize in such sales. In turn, this would likely drive down the Fund’s net asset value during the course of, and in the period immediately after, the tender offer to the detriment of all shareholders. This risk would be particularly acute in light of the fact that the market would be aware that the Fund must sell those investments to meet its obligations in the tender offer. And, if the proceeds from the sale of the Fund’s assets were insufficient to pay tendering shareholders, the shortfall would be borne by remaining shareholders. A large tender offer would pose these risks to the Fund and its shareholders even in times of typical levels of market volatility. During the highly volatile markets of the COVID-19 pandemic period, including the likely volatility through the balance of 2020, the Fund is subject to even higher levels of tender offer-related risks.
Based on its research, the Adviser believes that, upon the announcement of the proposed large tender offer, the Saba Hedge Fund would attempt to exit the Fund as soon as it could, both by strategically trading its shares in the market after the announcement of any tender offer and during the course of the tender offer, and by then tendering its entire remaining position in the tender offer. Shareholders who might not have the expertise to trade their shares strategically or who might choose to maintain their investments in the Fund would bear the brunt of the adverse effects arising from the reduction in the Fund’s size – including the decline in net asset value described above, loss of economies of scale, and potentially reduced liquidity in the trading market for the Fund’s shares.
It is critical that the Board and the Adviser maintain flexibility in deciding on actions to enhance shareholder value. Undertaking to conduct a large self-tender offer at this time would impair this flexibility and the Fund’s ability to explore other options more favorable to the Fund and shareholders. The Board and the Adviser believe that it is in the best interests of the Fund and shareholders to preserve maximum flexibility to design a strategy or combination of strategies to improve shareholder value, including potentially reducing the discount of the Fund’s market price to net asset value over time. For example, the Board in November 2019, before it had received the Saba Hedge Fund’s tender offer proposal, authorized the Fund to purchase, over a one-year period beginning January 1, 2020, up to 10% of its shares in open-market transactions, subject to a determination by the Adviser to do so under certain conditions. A share repurchase program seeks to enhance shareholder value by allowing the Fund to purchase its own shares in the market when they are trading at a discount to net asset value, potentially leading to an increase in the Fund’s net asset value per share and accreting value to shares that remain outstanding. When the Fund repurchases its shares at a discount, it unlocks the difference in value between the Fund’s market price and its net asset value for the benefit of all shareholders.
The Board is also considering a distribution program designed to return capital to all shareholders through regular distributions. Such a program would allow the Fund’s management team to manage the sale of senior loans in advance of those distributions in a manner intended to minimize the adverse effect on the Fund’s net asset value and it would spread the sale of the loans out over time, thereby avoiding the risk of a “fire sale” of the Fund’s assets at one time to meet the demands of a single large tender offer, such as proposed by the Saba Hedge Fund. Most importantly, the benefit of this approach would be shared equally by all shareholders and not just by a few. The Board is also considering conducting a number of smaller tender offers over a period of time.
These are only examples of the options the Board is considering. There may well be different or additional approaches the Board might consider in the interests of the Fund and all of its shareholders. The key point is that the Board must have the flexibility to decide the best approaches under the circumstances prevailing at the time, in order to ensure that the course chosen benefits the Fund and all of its shareholders.
The Fund’s performance has enabled it to meet its investment objective throughout its 30+ years of operation. The Fund has successfully achieved its investment objective since its inception. The Fund is designed as a long-term investment providing shareholders with a high level of current income from a pure-play senior loan investment strategy. The Fund’s long-term shareholders have enjoyed the benefits of that consistent investment program. Every month since the Fund’s inception in May 1988 – 383 months in total – the Fund has paid a dividend. For the last decade, more than 99% of the Fund’s distributions have been paid through a combination of income and capital gains earned by the Fund.
The Fund’s objective and strategy have been, and are, clearly disclosed to all potential investors, including the Saba Hedge Fund when it first made a decision to invest in the Fund. Shareholders investing in the Fund in order to benefit from the Fund’s intended purpose – as high a level of income as is consistent with preservation of capital from a portfolio of senior loans – are less likely than the Saba Hedge Fund to consider the Fund’s discount to net asset value as a priority, since they are not seeking to exit the Fund or trade in and out of the Fund’s shares in an effort to turn a quick profit. Opportunistic short-term traders often portray discounts as evidence of poor performance in order to pressure a fund to take actions that produce a short-term gain for such short-term traders at the expense of long-term investors. In fact, these opportunistic short-term traders have often hedged their exposure to the fund, so that they are indifferent to or minimally affected by the performance of the fund’s investment strategy. Shareholders like the Saba Hedge Fund that do not wish to invest in the Fund for its intended purpose can sell their shares on the New York Stock Exchange. They do not need a tender offer, which will hurt the Fund and its remaining shareholders, in order to exit their position in the Fund.
Discounts to net asset value are common among closed-end funds – including funds investing in senior loans – and are the result of a number of economic and market factors. The Saba Hedge Fund would have shareholders believe that the Fund’s discount to net asset value reflects a view of “the market” regarding the Adviser’s management of the Fund. Focus on the Fund’s discount in this way distracts from how successful the Fund has actually been in achieving its long-term goal of providing high current income from a senior loan strategy. In fact, the Saba Hedge Fund’s focus on the Fund’s discount to net asset value is reflective of the Saba Hedge Fund’s short-term investment intent without regard to the Fund’s long-term income-based strategy. The Saba Hedge Fund is now trying to get the Fund to act in a way that benefits the Saba Hedge Fund and other accounts managed by Saba and their short-term goals at the expense of the Fund’s long-term investment strategy and its long-term shareholders solely by a focus on the Fund’s discount to net asset value.
The Board, by contrast, evaluates the Fund’s performance on the basis of a number of considerations. During the Board’s most recent review of the Fund’s investment management agreements with the Adviser and Fund’s sub-adviser, the Board took into account the Adviser’s view that the Fund is unique in its Morningstar (bank loan funds) category because it invests substantially all, and not just a portion, of its assets in the senior loan asset class and is one of the only funds where investors can access a pure-play, dedicated bank loan strategy. Currently, the Fund invests only in senior loans. Other funds in the Fund’s Morningstar category utilize flexibility in their principal investment strategies and investment guidelines and often invest materially in additional types of securities, such as high yield bonds and structured credit products. At December 31, 2019, the 30 other exchange-traded closed-end funds in the Fund’s Morningstar category had on average 22% of their assets in non-bank loan allocations, with at least two funds in the category with 100% of their portfolios invested in asset classes other than bank loans, as defined by Morningstar. The Fund had the highest allocation to bank loans in the Morningstar category. The Adviser is unaware of another closed-end fund offering investors comparable exposure to bank loans.
The Board also considered that the Fund is more conservatively positioned vis-à-vis the funds in its Morningstar category, including its strategy generally to employ less leverage than funds in its Morningstar category and to seek to underweight credit rated CCC and below. Because the funds included within the Morningstar category follow a wide range of investment strategies with different risk profiles, direct performance comparisons, such as those the Saba Hedge Fund tries to make, are challenging and less informative than would be the case if all of the funds in the category followed substantially similar strategies. In fact, the Fund’s approach, which prioritizes risk management, has historically resulted in the Fund having lower risk than its peers in the Morningstar category, holding loans with lower default rates than the Fund’s performance benchmark index, and achieving competitive peer return rankings, particularly in negative return environments. The Fund is designed to seek to do better in periods of increased risk relative to more aggressively positioned peers, which enables it to maintain its steady dividends even in down markets. For example, in the last three major market drawdowns (Q4 2018, Energy Crisis 2016, Financial Crisis 2008), the Fund’s performance has ranked in the top third of its Morningstar category peers.
Benefits to a fund’s share price from a tender offer are short-lived; disadvantages to the Fund and its remaining shareholder survive for the long term. Any reduction in market-price discount following a tender offer dissipates over a relatively short period of time after the completion of the tender offer. For example, of 13 closed-end fund tender offers in 2018 and 2019 surveyed by the Adviser, all but two of the affected closed-end funds experienced increased discounts over the three weeks following the completion of the tender offers. By contrast, the trading losses and losses of efficiency described above are long-lasting, persisting long after short-term investors have sold their shares or have successfully tendered their shares in the Fund. The Saba Hedge Fund’s proposal does not provide any data or rationale demonstrating how a large tender offer at or near net asset value would reduce the discount between the market value of the Fund’s shares and the shares’ net asset value over the long term.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL TWO USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.
What is the required vote to approve the Saba Hedge Fund Proposal?
Shareholders of the Fund will vote collectively as a single class on the Saba Hedge Fund Proposal. The Saba Hedge Fund Proposal must be approved by a majority of shares voted at the Annual Meeting, provided that a quorum is present. Shareholders do not have appraisal rights in connection with the Saba Hedge Fund Proposal.

Further Information about the Trustees and Officers
The Board of Trustees
The Fund is governed by the Board, which oversees the Fund’s business and affairs. The Board delegates the day-to-day management of the Fund to the Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eight (8) members, seven (7) of whom are Independent Trustees.
The Fund is one of 23 registered investment companies (with a total of approximately 140 separate series) in the Voya family of funds and all of the Trustees serve as members of each investment company’s Board of Directors or Board of Trustees, as applicable. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Colleen D. Baldwin, serves as the Chairperson of the Board of the Fund. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two- or three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
For the fiscal year ended February 29, 2020, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board and (2) the total number of meetings held by all Committees of which he or she is a member. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Fund’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Obermeyer. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The charter for the Audit Committee is attached hereto as Appendix I. The Audit Committee held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Fund’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer and Sullivan. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including the Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all seven (7) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
For the fiscal year ended February 29, 2020, one (1) special joint meeting was held of the Boards of Directors/Trustees of the Voya funds, the Contracts Committee, and the Investment Review Committee E.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together the “IRCs”): (i) the Investment Review Committee E (“IRC

E”) and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. The Fund is monitored by the IRC F. Each committee is described below.
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Chadwick and Messrs. Boyer and Obermeyer. Ms. Chadwick currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
For the fiscal year ended February 29, 2020, one (1) special joint meeting was held of the Boards of Directors/Trustees of the Voya funds, the Contracts Committee, and the Investment Review Committee E.
The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Mses. Baldwin and Pressler and Messrs. Gavin and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Committee shall, among other things, consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the attention of the chairperson of the Fund’s Nominating and Governance Committee at [ ]. Any such shareholder nomination should include the biographical information specified in the charter of the Nominating and Governance Committee and such additional information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties. The charter for the Nominating and Governance Committee is attached hereto as Appendix J.
The Nominating and Governance Committee currently consists of all seven (7) of the Independent Trustees of the Board. Mr. Obermeyer currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets four (4) times per year and on an as-needed basis. The Nominating and Governance Committee held [ ] ( ) meetings during the fiscal year ended February 29, 2020.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Fund, including the CCOs for the Fund and the Adviser and the Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by the Fund and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Fund. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Fund in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
For serving on the Board of the Fund, each Trustee was paid between $2,695 and $3,513 for the fiscal year ended February 29, 2020. Appendix B details the compensation paid to the Trustees by the Fund and the aggregate amount paid by all the Voya funds in the family of funds.
Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Appendix C provides the dollar value of all of the shares of the Fund and all of the funds in the Voya family of funds held directly or indirectly by each Trustee as of a recent date.
Officers of the Fund
The Fund’s officers are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The officers of the Fund, together with each person’s position with the Fund and principal occupation for the last five years, are listed in Appendix D.
Officer Compensation

The officers, who are also officers or employees of Voya Investments, LLC or its affiliates, are compensated by Voya Investments, LLC or its affiliates. The officers are not paid by the Fund.

General Information about the Proxy Statement
Who is asking for my vote?
The Board is soliciting your vote for the Annual Meeting of shareholders.
How is my proxy being solicited?
Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the WHITE Proxy Ballot on or about [Date]. In addition to the solicitation of proxies by mail, employees of the investment adviser, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. The Fund also has engaged Georgeson, LLC (“Georgeson”) to solicit proxies from shareholders in connection with the Annual Meeting. Georgeson expects that approximately [ ] of its employees will assist in the solicitation of proxies.
If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the WHITE Proxy Ballot originally sent with the Proxy Statement, attend the Annual Meeting, vote telephonically, or vote online by logging on to www.proxy-direct.com/voy-31357 and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the WHITE Proxy Ballot, they may contact Shareholder Services toll-free at 1-800-992-0180.
What happens to my WHITE Proxy Ballot once I submit it?
The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.
Can I revoke my proxy after I submit it?
Yes, only the latest validly executed Proxy Ballot that you timely submit will be counted. Accordingly, if you wish to vote pursuant to the recommendation of the Board, you should disregard and not return any Proxy Ballot that you may receive from the Saba Hedge Fund. If you have previously submitted a Proxy Ballot sent to you by the Saba Hedge Fund, you can revoke that Proxy Ballot and vote for the Board’s Nominees and on the other matters to be voted on at the Annual Meeting. Submitting a Proxy Ballot sent to you by the Saba Hedge Fund—even if you “withhold” your vote on a Saba Hedge Fund Nominee—will revoke votes you have previously made by the Fund’s WHITE Proxy Ballot. In addition, if you attend the Annual Meeting, you may vote by ballot at the Annual Meeting, thereby cancelling any Proxy Ballot previously given.

How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your WHITE Proxy Ballot but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that may be properly presented at the Annual Meeting other than the proposals discussed in this Proxy Statement.
How will the meeting be conducted?
Quorum and Tabulation
Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum, except when a larger quorum is required by applicable law or the Fund’s declaration of trust or bylaws.
Adjournments
If a quorum is not present at the Annual Meeting or for any other reason deemed appropriate by the chairperson of the shareholder meeting, the chairperson may adjourn the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.
Broker Non-Votes and Abstentions
If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal. Abstentions and broker non-votes will not affect the outcome of the Saba Hedge Fund Proposal. However, with respect to the election of Trustees, abstentions and broker non-votes will have the effect of a vote against the election of Trustees.
How many shares are outstanding?
Appendix E sets forth the number of shares of the Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.
Appendix F lists the persons that, as of [ ], owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of [ ], no Trustee or officers owned 1% or more of the outstanding shares of the Fund. As of [ ], none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Fund with copies of all such filings.
Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended February 29, 2020, its Reporting Persons complied with all applicable filing requirements.
Shareholder Communications with the Board
Shareholders may send communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.
What is the deadline to submit a proposal for the 2021 Annual Meeting?
Any proposals of shareholders that are intended to be presented at the next annual meeting must be in writing and received at the Fund’s principal executive offices no later than [ ], in order for the proposal to be considered for inclusion in the proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting.
Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the 2021 annual meeting of the Fund must ensure that the proposal or nomination is delivered to the Fund’s principal executive offices no earlier than [ ], 2021 and no later than [ ], 2021 and includes the information specified in the Fund’s declaration of trust and bylaws. However, if the annual meeting is not scheduled to be held within 30 days before or after the first anniversary date of the annual meeting for the preceding year (such annual meeting date outside such period, an “Other Annual Meeting Date”), notice by shareholders, to be timely, must be delivered to the Fund’s principal executive offices by the later of (i) the date 90 days prior to the Other Annual Meeting Date or (ii) the 10th day following the date that the Other Annual Meeting Date is first publicly announced or disclosed and must include the information specified in the Fund’s declaration of trust and bylaws. The chairperson of the Annual Meeting may disregard any nomination or other proposal by a shareholder that is not made in the manner described above.
Who are the Fund’s independent public accountants?
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee and was approved by the Board.
KPMG's reports on the Fund financial statements for the fiscal years ended February 28, 2019 and February 28, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended February 28, 2019 and February 28, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019 and March 18, 2020, the Audit Committee and the Board approved the selection of Ernst & Young LLP (“E&Y”) as the Trust's independent registered public accounting firm for the fiscal years ending February 29, 2020 and February 28, 2021, respectively. During the Fund’s fiscal years ended February 28, 2019 and February 28, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
Report of the Audit Committee
As part of its oversight of the Fund’s financial statements, in April 2020, the Audit Committee held a telephonic meeting to review and discuss with the Adviser and E&Y the Fund’s audited financial statements for the fiscal year ended February 29, 2020. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing

Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y.
Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to shareholders.
Submitted by the Audit Committee of the Board
Colleen D. Baldwin
Martin J. Gavin (Chairperson)
Joseph E. Obermeyer
The fees paid to KPMG and E& Y, respectively, for professional audit services during the Fund’s fiscal years ended February 28, 2019 and February 29, 2020, amounts billed for other services rendered by KPMG and E&Y, respectively, to the Fund, and the aggregate non-audit fees billed by KPMG and E&Y, respectively, for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended February 28, 2019 and February 29, 2020 are described in Appendix G.
All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre- approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.
The Audit Committee of the Board has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund that were not required to be pre- approved is compatible with maintaining the independence of E&Y.
Representatives of E&Y are not expected to be at the Annual Meeting or available to answer questions but have been given the opportunity to make a statement if they wish.

Why did my household only receive one copy of this Proxy Statement?
Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless your Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform your Fund in writing at [ ] or via telephone at 1-800-992-0180.
Who pays for this proxy solicitation?
The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, solicitation of proxies on behalf of the Board, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out-of-pocket expenses.
The Fund will pay Georgeson a fee estimated to be $[ ] plus costs and expenses. In addition, Georgeson and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.
The Fund estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $[ ] in the aggregate, of which approximately $[ ] has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain Georgeson as the Fund’s proxy solicitor, as discussed above, fees of outside counsel, and fees of any public relation advisors to advise the Fund in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of elections.
In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed WHITE Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your WHITE Proxy Ballot.
[Date]
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

Appendix A: Board’s Nominees
The following table sets forth information concerning the Board’s Nominees of the Fund. The mailing address for each Nominee is [ ].
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Colleen D. Baldwin Age: 59	Chairperson Trustee	January 2020-Present October 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	140	Dentaquest, (February 2014 – Present); RSR Partners, Inc., (2016 – Present).
John V. Boyer Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	140	None.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Patricia W. Chadwick Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	140	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	140	None.
Joseph E. Obermeyer Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	140	None.
Sheryl K. Pressler Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	140	None.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Christopher P. Sullivan Age: 66	Trustee	October 2015 – Present	Retired.	140	None.
Nominee who is an “Interested Person”
Dina Santoro[3] Age: 47	Trustee	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 –Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	140	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

1.	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2.	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 29, 2020.
3.	Ms. Santoro is deemed to be an Interested Trustee because of her current affiliation with the Voya funds, Voya Financial, Inc., and Voya Financial, Inc.’s affiliates.

Appendix B: Trustee Compensation Table
The following tables have been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended February 29, 2020 for service on the Board.
	Aggregate Compensation from the Fund (fiscal year ended February 29, 2020)	Total Compensation from the Fund and Complex Paid to Trustees[1]
Name of Trustee
Colleen D. Baldwin	$2,940.73	$360,000.00
John V. Boyer[2]	$3,513.12	$430,000.00
Patricia W. Chadwick[3]	$2,940.73	$360,000.00
Martin J. Gavin	$2,940.73	$360,000.00
Russell H. Jones[4]	$2,940.73	$360,000.00
Joseph E. Obermeyer	$2,940.73	$360,000.00
Sheryl K. Pressler[5]	$3,226.93	$395,000.00
Christopher P. Sullivan	$2,940.73	$360,000.00
Roger B. Vincent[4,6]	$2,695.41	$330,000.00
1.	During the fiscal year ended February 29, 2020, Ms. Pressler and Messrs. Boyer, Gavin, and Obermeyer deferred $120,000, $20,000, $119,880, and $160,000, respectively, of their compensation from the Voya family of funds.
2.	Mr. Boyer may elect to receive a future compensation payment of $400,000 upon retirement in a lump sum or in three substantially equal payments. This $400,000 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.
3.	Ms. Chadwick may elect to receive a future compensation payment of $133,333 upon retirement in a lump sum or in three substantially equal payments. This $133,333 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.
4.	Mr. Jones and Mr. Vincent retired from the Fund’s Board effective December 31, 2019.
5.	Ms. Pressler may elect to receive a future compensation payment of $133,333 upon retirement in a lump sum or in three substantially equal payments. This $133,333 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.
6.	Mr. Vincent had $400,000 in future compensation payment accrued as a fund expense pro rata to all Funds in 2019, the year he retired.

The Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Ms. Baldwin, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser for which the Trustees serve in common as Trustees.

Appendix C: Shares Owned by Trustees
The following table sets forth information regarding the dollar range of equity securities of the Fund and other funds in the Voya family of funds beneficially owned by each Trustee as of February 29, 2020.
Name of Trustee	PPR	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	None	Over $100,000[1]
John V. Boyer	None	Over $100,000 Over $100,000[1]
Patricia W. Chadwick	None	Over $100,000
Martin J. Gavin	None	Over $100,000[1]
Joseph E. Obermeyer	None	Over $100,000[1]
Sheryl K. Pressler	None	Over $100,000[1]
Christopher P. Sullivan	None	Over $100,000
Trustee who is an “Interested Person”
Dina Santoro	None	Over $100,000[1]
1.	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) Plan.

Appendix D: Officers
Information for each Officer of the Fund is set forth in the table below. The mailing address for each officer is [ ], except as noted below.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 - Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 - Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 - Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, AIG (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 - Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason Age: 53	Chief Compliance Officer	February 2012 - Present	Senior Vice President Voya Investment Management, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Todd Modic Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Daniel A. Norman Age: 62	Senior Vice President and Treasurer	April 1995 - Present	Senior Managing Director and Group Head, Voya Investment Management Co. LLC (March 2019 – Present). Formerly, Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 – February 2019).
Kimberly A. Anderson Age: 55	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Jeffrey A. Bakalar Age: 60	Senior Vice President	November 1999 - Present	Senior Managing Director and Group Head, Voya Investment Management Co. LLC (March 2019 – Present). Formerly, Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 – February 2019).
Elliot A. Rosen Age: 67	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 – Present)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW, Atlanta, GA 30327 Age: 49	Senior Vice President	May 2006 - Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya Age: 47	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson Age: 62	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson Age: 60	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver Age: 42	Vice President	September 2016 - Present	Senior Vice President, Head of Fund Compliance, Chief Compliance Officer for Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance, Chief Compliance Officer for Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robyn L. Ichilov Age: 52	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy Age: 44	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter Age: 44	Vice President	March 2018 - Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler Age: 51	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Freddee McGough Age: 54	Assistant Vice President	November 2019 - Present	Assistant Vice President, Voya Investments, LLC (September 2001 – Present).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 - Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. Age: 56	Secretary	August 2003 - Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Head of Voya Investment Management – Mutual Fund Legal Department (October 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
Paul A. Caldarelli Age: 68	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety Age: 57	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg Age: 38	Assistant Secretary	January 2020 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).
1.	The officers hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve.

Appendix E: Shares Outstanding
The following table sets forth the Shares outstanding for the Fund as of the Record Date.
Fund	Number of Shares Outstanding
Voya Prime Rate Trust (“PPR”)	[ ]

Appendix F: 5 Percent Beneficial Ownership
Name and Address of Shareholder	Number of Shares Owned	Percentage Owned
Saba Capital Management, L.P. Mr. Boaz R. Weinstein 405 Lexington Avenue. 58th Floor New York, NY 10174	36,006,381[1]	24.4%[2]
1.	Based on a Form 4 filed by Saba Capital Management, L.P. and Mr. Boaz R. Weinstein on April 13, 2020.
2.	Based on 147,787,691 shares outstanding, as set forth in the Fund’s Form N-30B-2 filed on February 7, 2020.

Appendix G: Fees Paid to the Independent Registered Public Accountants
The following table shows fees paid to E&Y and KPMG for professional audit services during the Fund’s most recent fiscal years ended February 29, 2020 and February 28, 2019, respectively, as well as fees billed for other services rendered by E&Y and KPMG to the Fund.
Fund	Audit Fees[1]		Audit-Related Fees[2]		Tax Fees[3]		All Other Fees[4]
	2020[5]	2019[6]	2020[5]	2019[6]	2020[5]	2019[6]	2020[5]	2019[6]
PPR	$62,300	$73,000	$0	$8,100	$0	$8,665	$0	$0
1.	Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided by E&Y or KPMG in connection with statutory and regulatory filings.
2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.
3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
4.	All other fees would include fees for products and services other than the services reported above.
5.	Fees paid for the fiscal year ended February 29, 2020 were paid to E&Y. Total fees paid to KPMG for the Fund listed in the table for the fiscal year ended February 29, 2020 are $2,532, $0, $8,125 and $291 for Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees, respectively.
6.	Fees paid for the fiscal year ended February 28, 2019, were paid to KPMG.

The following tables presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by KPMG for the fiscal year ended February 28, 2019 and to E&Y for the fiscal year ended February 29, 2020 and; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by each independent registered public accounting firm for the same time periods.
Aggregate Non-Audit Fees
Registrant/Investment Adviser	2020[1]	2019[2]
Voya Prime Rate Trust	$0	$16,765
Voya Investments, LLC[3]	$10,639,517	$82,050
1.	Fees paid for the fiscal year ended February 29, 2020 were paid to E&Y. Total fees paid to KPMG for the Fund listed in the table for the fiscal year ended February 29, 2020 is $8,416 for Aggregate Non-Audit Fees.
2.	Fees paid for the fiscal year ended February 28, 2019, were paid to KPMG.
3.	Includes fees paid by the Adviser and any affiliates of the Adviser that are subsidiaries of Voya Financial, Inc.

Appendix H: Supplemental Information Regarding Participants
The following tables set forth the name and business address of the Trustees, each of whom is a nominee, and the name, present principal occupation and business address of certain individuals who, under SEC rules, are considered to be “participants” in the solicitation of proxies from the Fund’s shareholders in connection with the Annual Meeting.
Trustees
The names and principal occupations of the Trustees are set forth in Appendix A of the Proxy Statement. The business address of each Trustee is: Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Other Participants
The names and principal occupations of the other individuals who are considered “participants” in the solicitation of proxies for the Annual Meeting are set forth below. The business address for each such person is: Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Name	Principal Occupation
Huey Falgout, Jr.	*
Kimberly A. Anderson	*
Jeffrey A. Bakalar	*
Bill Golden	Managing Director, Head of Product Management & Development, Product Development, Voya Investment Management
Daniel A. Norman	*
Charles LeMieux	Senior Vice President and Senior Portfolio Manager, Voya Investment Management
Meg Sullivan	Vice President, Equity Product Manager, Investment Solutions, Voya Investment Management
* Principal occupation is set forth in Appendix D.
Information Regarding Ownership of Shares of the Fund by Participants
As of [ ], 2020, no Trustee owned any shares of the Fund.
The number of shares of the Fund beneficially owned by the other individuals who are considered “participants” in the solicitation of proxies by the Fund is set forth below:
Name of Beneficial Owner	Number
Huey Falgout, Jr.	None
Kimberly A. Anderson	800

Jeffrey A. Bakalar	8,565
Daniel A. Norman	105,144
Charles LeMieux	55,865
Shares Purchased or Sold
The following table sets forth information regarding purchases and sales of the Fund's shares by each Participant during the past two years. No part of the purchase price or market value of these shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares.
Name	Transaction Date	# of Shares	Description	Security
Anderson, Kimberly A	09/12/2019	400	Acquisition	Shares
LeMieux, Charles	12/24/2018	1,100	Acquisition	Shares
Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix H or the Proxy Statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of the Fund or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than, with respect to each nominee, such nominee’s interest in election to the Fund’s Board. In addition, neither the Fund nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.
Other than as set forth in this Appendix H or the Proxy Statement, neither the Fund nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Fund was or is to be a party in which the amount involved exceeds $120,000.
None of the participants listed has been convicted in a criminal proceeding within the past ten (10) years.

Appendix I: Charter of the Voya Funds Audit Committee
Effective Date: May 29, 2003
Last Approved: May [ ], 2020
Addendum Last Approved: May [ ], 2020
Exhibits Last Amended: May [ ], 2020
A. Establishment of the Committee
The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees1 (collectively, the “Board”) of the Voya funds (each a “Fund,” collectively, the “Funds”2) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this Voya funds Audit Committee Charter (this “Charter”).
B. Purpose
The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; (3) oversee the implementation of each Fund’s valuation procedures (the “Valuation Procedures”) and to make fair value determinations on behalf of the Board as specified in the Valuation Procedures; and (4) act as a liaison between the Fund’s independent auditors and the full Board.
The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.
In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and, though one or more members of the Committee may be designated by the Committee as Audit Committee Financial Experts under the criteria detailed in Section D.2, they are not necessarily, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing
[1]	These include the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A.
[2]	Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.
The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.
C. Meetings
The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require.3 In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.
A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.
D. Committee Members; Audit Committee Financial Expert
1.	Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. At least annually, those Board members of the Funds who are not “interested persons” of the Funds (the “Non-Interested Directors/Trustees”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), shall
[3]	In determining agendas for in-person versus telephonic meetings, the Committee may consider any factors it deems appropriate, which shall normally include (1) whether there is a legal requirement for approval at an in-person meeting, such as approval of auditors, (2) whether the subject matter involves a report by outside presenters that would be more effective if considered in person, (3) the need or desire for the Committee to approve a matter or take action within a certain time, and (4) whether it would be beneficial to consider a subject at a meeting that is the earliest to occur to allow the Committee an opportunity to request additional information at the following meeting.

designate, by majority vote, three or more Board members to serve as members of the Committee, and shall designate one member of the Committee to serve as Chairperson of the Committee. No “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act, may be a member of the Committee.
2.	Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.
•	To be identified as an audit committee financial expert, the Committee member must have the following attributes: (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.
•	A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.
The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.
E. Pre-Approval of Services

1.	Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the Voya investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.
2.	Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions4) provided that a Fund’s auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.[5]
3.	Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions6) to be provided by the Fund’s auditors to (a) the Fund’s
[4]	No pre-approval is required as to non-audit services provided to a Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.
[5]	With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.
[4]	No pre-approval is required as to non-audit services provided to a Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.
[6]	For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund.[7] The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.
4.	Delegation. The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.
F. Relationship with Auditors and Management
1.	Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.
•	The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the Voya investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.
•	The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the Voya investment company complex and the fees billed for non-audit services to the Fund and other entities in the Voya investment company complex.
2.	Rotation of Audit Partners. The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners[8] to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead
[7]	No pre-approval is required by the Committee as to non-audit services provided to: (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the Voya investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the Voya investment company complex that do not provide services to that Fund.
[8]	“Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee. The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period. Audit partners may not serve other Funds in the Voya investment company complex during their “time out” periods.
3.	Meetings with Auditors. The Committee will meet with the Funds’ independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.
•	Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits
•	At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.
•	The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the Voya investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing. The Committee may discuss these matters with management.
•	The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.
•	The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.	Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following: (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.
5.	Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.
6.	Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements. The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.[9] The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.
7.	Receive Certifying Officers’ Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record,
[9]	The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.
G. Valuation Procedures
1.	Review Pricing Committee Actions. The Committee will review actions taken by the Pricing Committee of the Funds in accordance with the Valuation Procedures.
2.	Review Primary Methodologies. The Committee will review periodically the primary methodologies used to value the Funds’ portfolio securities and the quality of prices obtained through those procedures and, as appropriate, recommend any adjustments to such methods.
H. Other
1.	Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.
2.	Periodic Review. The Committee will receive and review periodic reports under the Funds’ whistleblower procedures and regarding the services provided by any custodian, transfer agent, securities lending agent, and pricing vendor.
3.	Oversee Certain Service Provide Agreements. The Committee will perform oversight functions pertaining to new agreements, and modifications to existing agreements for securities lending, transfer agency, sub-accounting, and custodian services.
4.	Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.
5.	Amendments. If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”
6.	Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the Non-Interested Directors/Trustees.

7.	Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.
ADDENDUM
to the
AUDIT COMMITTEE CHARTER
with respect to
CLOSED-END FUNDS
As an issuer listed on the New York Stock Exchange (“NYSE”), the Closed-End Funds (each, a “Fund”) must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of each Fund (each, a “Board”) has adopted this Addendum (“Addendum”) to the Voya funds Audit Committee Charter (the “Charter”). This Addendum sets forth additional requirements for the Audit Committee (the “Committee”) of each Fund. The other terms and provisions of the Charter remain applicable to each Fund, as modified or supplemented by this Addendum.
A. Purpose of the Committee
In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements; (b) the Fund’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of (i) the internal audit staff that services Voya Investments, LLC (the investment adviser to each Fund) and its relevant related affiliated entities and (ii) the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund’s annual proxy statement.
The Committee will have the authority to engage, on the Fund’s behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.
B. Qualifications of Committee Members
1.	Independence. The Committee will have at least three members. Each such member shall not be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.
2.	Compensation. The only compensation a Committee member may receive from the Fund is directors’ or trustees’ fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.
3.	Financial Literacy. Each Committee member will be financially literate, as such qualification is determined by the Board in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one Committee member shall have accounting or related financial management expertise, as such qualification is determined by the Board in its business judgment.
C. Relationship with Independent Auditors
1.	Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund’s independent trustees in accordance with Section 32(a) of the 1940 Act.
2.	Significant Non-Audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund’s independent auditors.
3.	Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund’s independent auditing firm.
4.	Annual Auditors’ Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors’ independence. The Committee also will consider any reports or communications (and management’s responses to such reports or communications) submitted by the independent auditors required by or referred to in PCAOB Auditing Standard No. 16 as may be modified or supplemented.
D. Discussions with Auditors and Management
1.	Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds’ disclosures under “Management’s Discussion of Fund Performance.” The Committee will discuss the semiannual unaudited financial statements with management, including, if applicable, disclosures under “Management’s Discussion of Fund Performance” in such semiannual reports.
2.	Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.
3.	Risk Management. The Committee will discuss with management and the independent auditors’ policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously reviewed by the Board identified during such discussions to the Board.
4.	Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management’s response.
E. Other
1.	Establishment of Procedures. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Funds’ adviser and its affiliated entities that provide services to the Funds of concerns regarding questionable accounting, internal control or auditing matters that relate to the Funds.
2.	Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.
3.	Written Affirmation. The Board shall establish procedures for each Fund providing a “Written Affirmation” to the NYSE at the time of any changes in the composition of the Committee and any other changes for which NYSE rules require an Interim Written Affirmation, and on an annual basis within one month of the Fund’s annual shareholder meeting regarding any matters required by NYSE rules, including: (a) any determination that the Board has made regarding the independence of directors/trustees; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the adequacy of the Charter and this Addendum.
4.	Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.
5.	Board Communications. The Committee will periodically report to the Board.
Exhibit A
Funds Under the Direction of the Voya Funds Board
VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
VOYA BALANCED PORTFOLIO, INC.
VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
VOYA EQUITY TRUST
VOYA FUNDS TRUST
VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
VOYA GOVERNMENT MONEY MARKET PORTFOLIO
VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
VOYA INTERMEDIATE BOND PORTFOLIO
VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
VOYA INVESTORS TRUST
VOYA MUTUAL FUNDS
VOYA NATURAL RESOURCES EQUITY INCOME FUND
VOYA PARTNERS, INC.
VOYA PRIME RATE TRUST
VOYA SENIOR INCOME FUND
VOYA SEPARATE PORTFOLIOS TRUST
VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.
VOYA VARIABLE FUNDS
VOYA VARIABLE INSURANCE TRUST
VOYA VARIABLE PORTFOLIOS, INC.
VOYA VARIABLE PRODUCTS TRUST

Exhibit B
List of Audit Committee Members
Colleen D. Baldwin
Non-Interested Director/Trustee
Martin J. Gavin
Non-Interested Director/Trustee and Chairperson
Joseph E. Obermeyer
Non-Interested Director/Trustee

Appendix J: Charter of the Voya Funds Nominating and Governance Committee
I. Adoption and Amendment of Charter. The Boards of Directors and Trustees (the “Board” or “Directors”) of the Voya funds (the “Funds”) hereby adopt this amended and restated Nominating and Governance Committee Charter for the Nominating and Governance Committee (the “Committee”) of the Board. This Charter sets forth the Committee’s purposes, duties and certain procedures regarding its operations. Nothing herein is intended to increase the duties of the Committee members with respect to such matters beyond the duties established by applicable laws and under each Fund’s charter documents. This charter may be amended by a majority vote of the Board.
II. Membership. At least annually, those Board members of the Funds who are not “interested persons” of the Fund (the “Independent Board Members”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), shall designate, by a majority vote, four or more Directors to serve as Committee members and shall designate one such member as Chairperson of the Committee. There shall be no limit on the number of annual terms that a Board member can serve as a Committee member or as Chairperson of the Committee.
III. Purposes. The primary purposes of the Committee shall be as follows:
(1) to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds, as defined by the 1940 Act, and, with assistance from legal counsel or others, take reasonable steps to ascertain that such candidates are not subject to any material conflicts of interest;
(2) to evaluate and make recommendations to the Board regarding potential Board candidates who are “interested persons” of the Funds (“Interested Persons”) as that term is defined by the 1940 Act;
(3) to review annually the collective workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make annual recommendations to the Board regarding the size, membership and chairpersons of such committees;
(4) to monitor regulatory and other developments to determine whether to recommend modifications to the duties assigned to various committees, the creation of additional committees or changes to other Director policies and procedures in light of rule changes and reports concerning “best practices” in corporate governance;
(5) to administer a periodic study of compensation for Independent Board Members in concert with such third-party assistance as the Committee deems appropriate, to review at least annually the compensation of the Independent Board Members and to report its annual review findings to the Board, including any recommended changes regarding such compensation for the consideration by the Board;

(6) to oversee the Board’s annual self-evaluation process and, in this connection, to oversee and administer an annual discussion by Independent Board Members that evaluates the Board’s performance during the prior year and develops best practices and goals for the coming year with respect to the Board’s operations;
(7) to facilitate periodic reviews for the purpose of confirming that Independent Board Members are not Interested Persons of the Funds as defined by the 1940 Act, and to facilitate initial training of new Directors and ongoing training of existing Directors regarding relevant independence guidelines applicable to Independent Board Members;
(8) to develop annually (with assistance from management) a meeting calendar for the Board and its committees;
(9) to (a) administer the periodic dissemination of information to Independent Board Members regarding opportunities for attendance at relevant training sessions and seminars (collectively, “conferences”) for investment company independent board members, (b) maintain a list of conferences attended by Independent Board Members, and (c) coordinate the distribution of useful conference materials or summaries to all Independent Board Members by attendees at such sessions;
(10) to receive reports at least annually and make recommendations to the Board regarding insurance and fidelity bond coverage relating to the Funds and their Directors and officers; and
(11) to perform such other duties as may from time to time be assigned to the Committee by the Board or by the Board Chairperson.
IV. Certain Committee Operations.
As necessary or appropriate to carry out its duties pursuant to Section III.(1) above, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership.
As necessary or appropriate to carry out its duties pursuant to Section III.(2) above, the Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and make recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.
As necessary or appropriate to carry out its duties pursuant to Sections III.(1) and III.(2) above in the event of a proposed acquisition of a fund group by Voya funds (or a consolidation of a fund group with the Voya funds), the Committee will investigate the proposal and determine whether to recommend to the Board that any of such fund group’s board members be added to the Board. The Committee shall review the backgrounds of such fund group’s board members and evaluate them in terms of suitability and compatibility for the Board’s consideration.
As necessary or appropriate to carry out its duties pursuant to Sections III.(1) and III.(2) above, the Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.
As necessary or appropriate to carry out its duties pursuant to Sections III.(3) and III.(4) above, the Committee has the primary responsibility for recommending action to the Board if it identifies concerns that relate to the Board’s size, composition, committee structure or governance processes, or the number of Funds under the Board’s jurisdiction. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members, if any, who are not members of the Committee.
Prior to conveying any recommendations contemplated by this Charter to the Board, the Committee shall consult with the other Independent Board Members, if any, who are not members of the Committee, regarding such recommendations and articulate the basis for its proposed recommendations.
V. Criteria for Selecting Nominees.
In connection with its duties pursuant to Section III.(1) above, the Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) prior and current business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.
VI. Submissions by Shareholders of Potential Nominees.
The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.
Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:
(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;
(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;
(3) submit character references and agree to appropriate background checks;
(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;
(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and
(6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII. Meetings. The Committee shall meet periodically during the year and on an as-needed basis. Upon prior written or electronic notice, meetings may be called by the Chairperson of the Committee or by a majority of Committee members Meetings may be held in person or via teleconference or similar electronic means. A majority of Committee members shall constitute a quorum. The Committee shall maintain minutes of its meetings.
VIII. Duties of the Committee Chairperson. The Committee chairperson shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) establish the agenda for each such meeting, with such input and assistance from management and other Committee members as the Chairperson deems appropriate; (3) serve as chairperson of such meetings; and (4) perform such other duties as the Board or Committee deem appropriate. The Chairperson can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.
IX. Access to Legal Counsel, Experts and Consultants. The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.
Dated: Adopted initially on February 2005, as last amended on May 23, 2019.

(This page intentionally left blank.)

(This page intentionally left blank.)

VOYA PRIME-PRX-0529

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY TELEPHONE

Call 1-800-337-3503

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date your

White Proxy Ballot and return it in the

postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.
WHITE PROXY BALLOT	VOYA PRIME RATE TRUST (the "Fund")
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [•], [•], or [•], in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Prime Rate Trust (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held [•], 2020 at [•] (local time), at [•], and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any Proxy Ballot heretofore given with respect to such Annual Meeting.

THIS PROXY BALLOT, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY BALLOT IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY BALLOT WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES AND "AGAINST" PROPOSAL 2, IF PROPERLY PRESENTED AT THE MEETING.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1 - 80 0 - 33 7 - 350 3

VPR_31357_042020

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on [•], 2020.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/voy-31357

NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON ANNUAL MEETING: As part of our effort to maintain a safe and heathy environment at the Annual Meeting, Voya Prime Rate Trust and the Board of Trustees are actively monitoring the health, transportation and other logistical issues raised by the spread of coronavirus disease 2019 ("COVID-19") and its potential impact on our Annual Meeting. IN LIGHT OF THE POTENTIAL DISRUPTIONS, YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY BALLOT IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON THIS PROXY BALLOT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit shareholders to attend our meeting in person.

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

AProposals THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" EACH OF THE BOARD'S NOMINEES:

1.To elect eight nominees, each of whom is a current Trustee of the Fund, to the Board of Trustees (the "Board") of the Fund:

01.	Colleen D. Baldwin	02.	John V. Boyer	03.	Patricia W. Chadwick	04.	Martin J. Gavin
05.	Joseph E. Obermeyer	06.	Sheryl K. Pressler	07.	Dina Santoro	08.	Christopher P. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "AGAINST" PROPOSAL 2:

2.If properly presented at the Annual Meeting, to vote on a shareholder's precatory proposal relating to a tender offer.

FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
		

FOR AGAINST ABSTAIN

  

BAuthorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this White Proxy Ballot, and date it. When shares are held jointly, each shareholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give your full title under your signature.

Date (mm/dd/yyyy) ─ Please print date below		Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/	/

Scanner bar code
xxxxxxxxxxxxxx		VPR1 31357	M xxxxxxxx	+